THE CHASE VISTA SELECT SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/3/98  Safeway Inc.(SWY) 5.875% Notes Due 11/15/01 MDY Baa2/S&P BBB

Shares       Price         Amount
375,000      $99.713	 $373,923.75

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.35%      0.09375%	               0.21625%

     Broker
Morgan Stanley Dean Witter


Underwriters of Safeway Inc.(SWY) 5.875% Notes Due 11/15/01 MDY Baa2/
S&P BBB

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter			180,000,000.00
BT Alex Brown Inc.				 36,000,000.00
Chase Securities, Inc.				 36,000,000.00
First Chicago Capital Markets			 20,000,000.00
Lehman Brothers					 36,000,000.00
Merrill Lynch & Co.				 36,000,000.00
Salomon Smith Barney				 36,000,000.00
Scotia Capital Markets (USA)			 20,000,000.00
			Total		        400,000,000.00


THE CHASE VISTA SELECT SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/9/98 Mellon Financial Company (MEL) 5.75% Senior Notes Due 11/15/03 Mdy A2/S&P A+
Shares       Price         Amount
300,000	    $99.815	 $598,890.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.60%       0.10000%	          0.30%

     Broker
Credit Suisse First Boston

Underwriters of Mellon Financial Company (MEL) 5.75% Senior Notes
Due 11/15/03 Mdy A2/S&P A+

U.S. Underwriters				Number of Shares
Credit Suisse First Boston Corp.	          300,000,000.00
 			Total		          300,000,000.00


THE CHASE VISTA SELECT SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/6/98 AT&T Capital Corp.(NCT) 7.5% MTN Due 11/15/00 Mdy Baa/S&P BBB (GTD by Newcourt)
Shares       Price         Amount
180,000     $99.007	 $179,833.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A       0.30%      0.90050% 	                7.2040%

   Broker
Lehman Brothers

Underwriters of AT&T Capital Corp.(NCT) 7.5% MTN Due 11/15/00 Mdy Baa/ S&P BBB (GTD by Newcourt)

U.S. Underwriters               	    Number of Shares
Lehman Brothers					470,000,000.00
Chase Securities, Inc.				120,000,000.00
Credit Suisse First Boston Corp.		120,000,000.00
Deutsche Bank Securities			 50,000,000.00
J.P. Morgan Securities				120,000,000.00
Salomon Smith Barney				120,000,000.00
			Total                 1,000,000,000.00


THE CHASE VISTA SELECT SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/18/99   Kroger Co. 6.34% due 06/01/01 Mdy Baa3/S&P BBB-(144A)

Shares       Price         Amount
500,000    $99.989	 $499,945.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        N/A        0.20000%	               5.00400%

   Broker
Goldman Sachs & Co.

Underwriters of Kroger Co. 6.34% due 06/01/01 Mdy Baa3/S&P BBB-(144A)

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.			      250,000,000.00
			Total		      250,000,000.00